SCIENTIFIC INDUSTRIES, INC.

                     2002 STOCK OPTION PLAN

                      OPTION CERTIFICATE





This Certificate, when executed by a duly authorized officer of Scientific Industries, Inc. (the "Company"), evidences the grant to the Optionee named herein of an Incentive Stock Option to purchase shares of the Common Stock of the Company.


1.	Optionee:  Brookman P. March

2.	Number of Shares of Common Stock to Option:  2,500

3.	Option Price:  $3.07

4.	Date of Grant:  December 2, 2009

5.	Expiration Date of Option:  December 2, 2014


This Option is subject to, and governed by, all the terms of the Company's 2002 Stock Option Plan.

						SCIENTIFIC INDUSTRIES, INC.



						By: /s/ Helena R. Santos
                                    ________________________
                                    Helena R. Santos
                                    President & CEO

_____________________________________________________________________


                   SCIENTIFIC INDUSTRIES, INC.

                     2002 STOCK OPTION PLAN

                       OPTION CERTIFICATE


This Certificate, when executed by a duly authorized officer of Scientific Industries, Inc. (the "Company"), evidences the grant to the Optionee named herein of an Incentive Stock Option to purchase shares of the Common Stock of the Company.


1.	Optionee:  Brookman P. March

2.	Number of Shares of Common Stock to Option:  4,000

3.	Option Price:  $3.07

4.	Date of Grant:  December 2, 2009

10.	Term:  The five years ended November 30, 2014 except that in the event of the termination of his employment prior to November 1, 2010 pursuant to Section 7(c) of the Amended Employment Agreement dated October 30, 2008 between March and Altamira Industries, Inc. the last day of the Term shall be the date of such termination.

11.	Vesting:  The Option may not be exercised during the first
calendar month of the Term with respect to more than 333 shares, which limit shall increase by 333 additional shares for each following calendar month of the Term until November 1, 2010 at which time and date during the balance of the Term it shall be exercisable for all of the shares not previously acquired upon exercise.

This Option is subject to, and governed by, all the terms of the Company's 2002 Stock Option Plan.

						SCIENTIFIC INDUSTRIES, INC.



						By: /s/ Helena R. Santos
                                    ________________________
	                              Helena R. Santos
	                              President & CEO